SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                           OCWEN FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies: N/A

2)   Aggregate number of securities to which the transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid: N/A

          2)  Form, Schedule or Registration Statement No.: N/A

          3)  Filing Party: N/A

          4)  Date Filed: N/A

                                [GRAPHIC OMITTED]
                                      OCWEN


                                 March 28, 2005

Dear Fellow Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of Ocwen Financial Corporation which will be held at the offices of the Company located at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409, on Tuesday, May 17, 2005, at 9:00 a.m., Eastern Standard Time. The matters to be considered by shareholders at the Annual Meeting are described in detail in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Ocwen Financial Corporation are sincerely appreciated.

Sincerely,




/s/ WILLIAM C. ERBEY
------------------------------------
William C. Erbey
Chairman and Chief Executive Officer

                           OCWEN FINANCIAL CORPORATION
                         1675 Palm Beach Lakes Boulevard
                         West Palm Beach, Florida 33401


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 17, 2005


NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Ocwen Financial Corporation (the "Company") will be held at the offices of the Company located at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409 on Tuesday, May 17, 2005, at 9:00 a.m., Eastern Standard Time for the following purposes:

1. To elect seven Directors for a one-year term and until their successors are elected and qualified;

2. To ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of the Company for the fiscal year ending December 31, 2005; and

3. To transact such other business as may properly come before the meeting and any adjournment thereof. Management is not aware of any such other business at this time.

The Board of Directors has fixed March 9, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,



/s/ KEVIN J. WILCOX
------------------------
Kevin J. Wilcox
Secretary


March 28, 2005
West Palm Beach, Florida

                           OCWEN FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished to the holders of the Common Stock, par value $.01 per share, of Ocwen Financial Corporation, a Florida corporation. Proxies are being solicited on behalf of the Board of Directors of Ocwen to be used at the Annual Meeting of Shareholders to be held at the offices of Ocwen located 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409, on Tuesday, May 17, 2005, at 9:00 a.m., Eastern Standard Time and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

This Proxy Statement and the accompanying proxy card (the "Proxy") are first being mailed to the shareholders of Ocwen on or about March 28, 2005.

The Proxy solicited hereby, if properly signed and returned to Ocwen and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each Proxy received will be voted:

(i)   for each of the nominees for Director described herein;
(ii) for ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for 2005; and
(iii) upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the persons appointed as proxies.

Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by:

(i)   filing written notice thereof with our Secretary at the following address:

      Kevin J. Wilcox, Secretary
      Ocwen Financial Corporation
      1675 Palm Beach Lakes Boulevard
      West Palm Beach, Florida 33401

(ii)  submitting a properly executed Proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.

                                     VOTING

Only holders of record of Common Stock at the close of business on March 9, 2005, will be entitled to vote at the Annual Meeting or any adjournment thereof. On March 9, 2005, there were 62,750,590 shares of Common Stock issued and outstanding, and we had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented.

The presence at the Annual Meeting of a majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Assuming the presence of a quorum, the seven persons receiving the greatest number of votes of the Common Stock cast at the Annual Meeting by the holders of stock entitled to vote shall be elected as Directors of Ocwen. With regard to the election of Directors, shareholders may vote in favor of or withhold authority to vote for one or more nominees for Director. Votes that are withheld and broker non-votes in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals and accordingly will have no effect. Abstentions may be specified on all other proposals.

Assuming the presence of a quorum, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Ocwen's independent registered certified public accounting firm for 2005 and any other matter properly submitted to shareholders for their consideration at the Annual Meeting (other than the election of Directors) shall be approved if the votes cast by the holders of the shares represented at the Annual Meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action. Abstentions and broker non-votes will not be counted in determining the votes cast in connection with the proposal to ratify the appointment of Ocwen's independent registered certified public accounting firm and thus will have no effect on such proposals.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

The following graph compares the cumulative total return on the Common Stock of Ocwen since December 31, 1999, with the cumulative total return on the stocks included in the Standard & Poor's 500 Market Index and the Standard & Poor's Financial (Diversified) 500 Market Index.


                            Total Return Performance

                               [GRAPHIC OMITTED]


                                                                     Period Ending
                                     ----------------------------------------------------------------------------
Index                                   12/31/99     12/31/00    12/31/01     12/31/02     12/31/03     12/31/04
-----------------------------------------------------------------------------------------------------------------
Ocwen Financial Corporation               100.00       102.08      135.68        44.80       141.76       152.96
S&P 500                                   100.00        89.86       78.14        59.88        75.62        82.49
S&P Diversified Financials                100.00       126.76      108.60        83.56       116.82       123.71

The above graph represents $100 invested in Common Stock on December 31, 1999, at the closing price of $6.25 per share on that date and in each index on such date. The Common Stock has been listed on the New York Stock Exchange since August 1, 1997.

                              ELECTION OF DIRECTORS
                                 (Proposal One)

Ocwen's Bylaws provide that the Board of Directors of Ocwen shall be comprised of between three and eight members, with the exact number to be fixed by the Board of Directors. Pursuant to the Bylaws of Ocwen, on March 16, 2004, the Board of Directors fixed the number of Directors at seven. Directors are elected annually and hold office until the earlier of the election and qualification of their successors or their resignation and removal.

Accordingly, Ocwen will propose seven Directors for election at the Annual Meeting. All seven of the persons standing for election at the Annual Meeting are currently Directors of Ocwen. There are no arrangements or understandings between any nominee for Director and any other person pursuant to which such person was selected as a nominee. No Director is related to any other Director or Executive Officer of Ocwen by blood, marriage or adoption.

If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the person or persons appointed as proxies will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below would not be able to serve as Director if elected.

Nominees for Director

The following table sets forth certain information concerning the Directors of
Ocwen:

                                                                                                        Nomination/
                                       Director       Executive         Audit        Compensation       Governance
Name                        Age (1)      Since        Committee       Committee       Committee          Committee
-------------------------------------------------------------------------------------------------------------------
William C. Erbey              55          1988            X (2)
Ronald M. Faris               42          2003
Ronald J. Korn                65          2003                            X (2)            X
William H. Lacy               60          2002                            X                                   X
W. Michael Linn               56          2002
W.C. Martin                   56          1996                            X                X (2)              X
Barry N. Wish                 63          1988            X                                X                  X (2)

(1) As of March 28, 2005
(2) Committee Chairman

The principal occupation for the last five years of each Director of Ocwen, as well as some other information, is set forth below.

William C. Erbey. Mr. Erbey has served as the Chairman of the Board of Directors of Ocwen since September 1996 and as the Chief Executive Officer of Ocwen since January 1988. From 1983 to 1995, Mr. Erbey served as a Managing General Partner of The Oxford Financial Group, a private investment partnership that was the predecessor of Ocwen. From 1975 to 1983, Mr. Erbey served at General Electric Capital Corporation in various capacities, most recently as the President and Chief Operating Officer of General Electric Mortgage Insurance Corporation. Mr. Erbey also served as the Program General Manager of GECC's Commercial Financial Services Department and as the President of Acquisition Funding Corporation. He holds a Bachelor of Arts in Economics from Allegheny College and received a Master of Business Administration from Harvard University.

Ronald M. Faris. Mr. Faris has served as a Director of Ocwen since May 2003, on the Board of Directors of Ocwen Federal Bank FSB since March 2001 and as the President of Ocwen and the Bank since March 2001. Mr. Faris served as Executive Vice President of Ocwen and the Bank from May 1998 to March 2001, as a Senior Vice President of the Bank from May 1997 to May 1998 and Vice President and Chief Accounting Officer of Ocwen from June 1995 to May 1997 and of the Bank from July 1994 to May 1997. From March 1991 to July 1994, he served as Controller for a subsidiary of Ocwen. From 1986 to 1991, Mr. Faris was a Vice President with Kidder, Peabody & Co., Inc. and from 1984 to 1986 worked in the General Audit Department of PricewaterhouseCoopers LLP. He holds a Bachelor of Science from Pennsylvania State University.

Ronald J. Korn. Mr. Korn has served as a Director of Ocwen since May 2003 and of Ocwen Federal Bank FSB since May 2003. Mr. Korn is currently the President of Ronald Korn Consulting, which provides business and marketing services to a limited number of clients. He is a Founding Director, Chairman of the Audit and Compliance Committees, and member of the Loan Committee of Horizon Bank FSB. He is also a Director of Horizon Financial Corporation, the parent holding company of Horizon Bank FSB. Mr. Korn has been Director and Chairman of the Audit Committee of PetMed Express, Inc. (OTC: PETS) since 2002. He was a partner and employee of KPMG, LLP, from 1961 to 1991, where his client responsibilities included a number of large financial institutions and various public corporations. Previously, he has also served as a Director and Audit Committee Chairman for various public companies. Mr. Korn graduated from the University of Pennsylvania, Wharton School in 1961 and New York University Law School in 1965. He is admitted as a Certified Public Accountant in New York, Michigan and Florida, with licenses currently inactive. He was also admitted to the New York Bar in 1966 but has never practiced law.

William H. Lacy. Mr. Lacy has served as a Director of Ocwen since May 2002 and Ocwen Federal Bank FSB since May 2003. Mr. Lacy was formerly Chairman of Mortgage Guaranty Insurance Corporation and Chairman and Chief Executive Officer of MGIC Investment Corporation, Milwaukee, Wisconsin. Both corporations are providers of private mortgage guaranty insurance and other mortgage-related services. Mr. Lacy is also a Director of Johnson Controls, Inc., a New York Stock Exchange public corporation, and ACA Capital Holdings Inc. and chairs its Risk Management Committee. Mr. Lacy is Chairman of Johnson Controls' Pension and Investment Committee and serves on Johnson Controls' Compensation Committee. Mr. Lacy is a graduate of the University of Wisconsin with a Bachelor of Arts from the School of Business.

W. Michael Linn. Mr. Linn has served as a Director of Ocwen since August 2002, Ocwen Federal Bank FSB since May 2003, and became employed by the Company as Executive Vice President of Sales & Marketing on February 17, 2004. Prior to joining Ocwen, Mr. Linn was the Chairman and Chief Executive Officer of Max Q Technologies, Inc., Findlay, Ohio. Prior to joining Max Q Technologies, he served as the Executive Vice President of Sales & Marketing of Solomon Software, Inc., a corporation now owned by Microsoft Corporation. Mr. Linn serves or has served on the Board of Directors of National Lime & Stone, Efficiency Software LLC, Transport Topics Publications, TLB Inc., Solomon Software, Inc., Floral Design Inc. and the Health Watch Advisory Board. He graduated from Harvard College in 1970 with a Bachelor of Arts and earned a Masters of Business Administration from Harvard Business School in 1973.

W.C. Martin. Mr. Martin has served as a Director of Ocwen since July 1996 and of Ocwen Federal Bank FSB since August 1996. Since 1982, Mr. Martin has been associated with Holding Capital Group and has been engaged in the acquisition and turnaround of businesses in a broad variety of industries. Since March 1993, Mr. Martin also has served as President and Chief Executive Officer of SV Microwave, a company he formed along with other HCG investors to acquire the assets of the former Microwave Division of Solitron Devices, Inc. In 1998, Mr. Martin became CEO of HCG Technologies, Inc., a holding company formed by him and HCG to acquire, fund or start technology companies. In 1999, he became CEO of SV Microwave Components Group, Inc., a newly formed subsidiary of HCGT engaged in the design, production and sale of passive microwave devices. Prior to 1982, Mr. Martin was a Manager in Touche Ross & Company's Management Consulting Division, and prior to that he held positions in financial management with Chrysler Corporation. Mr. Martin holds a Bachelor of Science in Industrial Management from LaSalle University and received a Masters of Business Administration from the University of Notre Dame.

Barry N. Wish. Mr. Wish has served as Chairman Emeritus of the Board of Directors of Ocwen since September 1996, and he previously served as Chairman of the Board of Ocwen from January 1988 to September 1996. Mr. Wish has served as a Director of Ocwen Federal Bank FSB since February 1988. From 1983 to 1995, he served as a Managing General Partner of The Oxford Financial Group, which he founded. From 1979 to 1983, he was a Managing General Partner of Walsh, Greenwood, Wish & Co., a member firm of the New York Stock Exchange. Prior to founding that firm, Mr. Wish was a Vice President and shareholder of Kidder, Peabody & Co., Inc. He is a graduate of Bowdoin College.

The Board of Directors unanimously recommends that shareholders vote FOR each of the nominees for Director.

                   BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors of Ocwen held six meetings during 2004. No Director of Ocwen attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors held during 2004 and the number of meetings held by all committees thereof on which he served during the period. Although Ocwen does not have a formal policy regarding Director attendance at the Annual Meeting, Directors are encouraged to attend. All seven members of the Board of Directors attended the 2004 Annual Meeting.

Independence of Directors

Ocwen's Corporate Governance Guidelines provide that the Board of Directors must be comprised of a majority of Directors who qualify as independent Directors under the listing standards of the New York Stock Exchange and applicable law.

The Board reviews annually the relationships that each Director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Following such review, only those Directors who the Board affirmatively determines, through categorical questionnaire responses that follow the independence standards as set forth by the New York Stock Exchange, have no material relationship with the Company are considered independent Directors, subject to additional qualifications prescribed under the listing standards of the New York Stock Exchange or applicable law. Our current Board of Directors has determined that Messrs. Korn, Lacy, Martin and Wish are independent in accordance with applicable laws and the New York Stock Exchange listing standards.

Committees of the Board of Directors

The Board of Directors of Ocwen has established an Executive Committee, an Audit Committee, a Compensation Committee and a Nomination/Governance Committee. A brief description of these Committees is set forth below.

Executive Committee. The Executive Committee is generally responsible to act on behalf of the Board of Directors during the intervals between meetings of the Board of Directors. This Committee did not meet during 2004.

Audit Committee. The Audit Committee of the Board of Directors manages Ocwen's independent registered certified public accounting firm, reviews and advises the Board of Directors with respect to reports by Ocwen's independent registered certified public accounting firm and monitors Ocwen's compliance with laws and regulations applicable to Ocwen's operations including the evaluation of significant matters relating to the financial reporting process and system of internal accounting controls of Ocwen and the review of the scope and results of the annual audit conducted by the independent registered certified public accounting firm. Each member of the Audit Committee is independent as defined in regulations adopted by the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Board of Directors has determined that all members of the Audit Committee are financially literate. Further, the Board of Directors has determined that Ronald J. Korn possesses accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and qualifies as an audit committee financial expert, as that term is defined in Securities and Exchange Commission rules implementing requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee operates under a written charter, a copy of which is available on Ocwen's web site at www.ocwen.com. This Committee met seven times during 2004.

Compensation Committee. The Compensation Committee of the Board of Directors oversees Ocwen's compensation and employee benefit plans and practices. The Compensation Committee also evaluates and makes recommendations to the Board of Directors for human resource and compensation matters relating to the Executive Officers of Ocwen. Each member of the Compensation Committee is independent as defined in the listing standards of the New York Stock Exchange. The Compensation Committee operates under a written charter approved by the whole Board of Directors, a copy of which is available on Ocwen's web site at www.ocwen.com. This Committee met four times during 2004.

Nomination/Governance Committee. The Nomination/Governance Committee of the Board of Directors recommends to the Board individuals qualified to serve as Directors of Ocwen and on committees of the Board; advises the Board with respect to Board composition, procedures and committees; develops and presents to the Board a set of corporate governance principles; and oversees the evaluation of the Board and Ocwen's management. Each member of the Nomination/Governance Committee is independent as defined in the listing standards of the New York Stock Exchange. The Nomination/Governance Committee operates under a written charter, a copy of which is available on Ocwen's web site as www.ocwen.com. This Committee met one time during 2004.

It is the policy of the Nomination/Governance Committee to consider candidates for Director recommended by shareholders. In evaluating nominees for Director, the Nomination/Governance Committee takes into account the applicable requirements for Directors under the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange. In addition, the Nomination/Governance Committee takes into account the needs of the Company, as well as such factors as knowledge, experience, skills, expertise and diversity. Should a shareholder recommend a candidate for Director, the Nomination/Governance Committee would evaluate such candidate in the same way as it evaluates any other nominee.

Shareholders wishing to recommend persons for consideration by the Nomination/Governance Committee as nominees for election to the Board of Directors can do so by writing to the Secretary of Ocwen Financial Corporation, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401, giving each proposed nominee's name, biographical data and qualifications. The recommendation should also include a written statement from the proposed nominee consenting to be named as a nominee, and, if nominated and elected, to serve as a Director. For consideration, Ocwen must receive such recommendations by November 1, 2005.

Corporate Governance Guidelines

The Corporate Governance Guidelines adopted by the Board of Directors provide guidelines for Ocwen and the Board of Directors to ensure effective corporate governance. The Corporate Governance Guidelines cover topics including, but not limited to, Director qualification standards, Board and committee composition, Director responsibilities, Director access to management and independent advisors, Director compensation, Director orientation and continuing education, management succession and annual performance evaluation of the Board.

The Nomination/Governance Committee will review Ocwen's Governance Guidelines at least once a year and, if necessary, recommend changes to the Board. The Governance Guidelines are available on our web site at www.ocwen.com and are available to any shareholder who requests them by writing to the Secretary of Ocwen at 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401.

Executive Sessions of Non-Management Directors

Non-management Directors meet in executive session without management on a regularly scheduled basis at least four times each year. A non-management Director presides on a rotational basis as determined by the Board at each executive session.

Communications with Directors

Any shareholder or other interested party who desires to contact the Board of Directors or any individual Director regarding Ocwen may do so by mail addressed to the Secretary of Ocwen at 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401. Communications received in writing are distributed to the Board or to individual Directors as appropriate depending on the facts and circumstances outlined in the communication received.

Code of Ethics

Ocwen has adopted a Code of Ethics that applies to Directors, Officers and employees of the Company, as required by the New York Stock Exchange rules. Any waivers from the Code of Ethics must be approved by the Board of Directors or a Board committee and must be promptly disclosed to shareholders. This Code of Ethics is available on www.ocwen.com and is available to any shareholder who requests a copy of the Code of Ethics by writing to the Secretary of Ocwen at 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401.

                         BOARD OF DIRECTORS COMPENSATION

The non-employee Directors of Ocwen are currently compensated by delivering to each a total annual value of $55,000, which is payable $20,000 in shares of Common Stock pursuant to a Directors Stock Plan adopted by the Board of Directors and shareholders of Ocwen in July 1996 and $35,000 cash (which may be prorated for a Director serving less than a full one-year term, as in the case of a Director joining the Board of Directors after an Annual Meeting of Shareholders), subject to review and adjustment by the Board of Directors from time to time. The Directors of Ocwen who are also employees currently each receive a total annual value of $30,000, which is payable $15,000 in shares of Common Stock pursuant to a Directors Stock Plan adopted by the Board of Directors and shareholders of Ocwen in July 1996 and $15,000 cash, subject to review and adjustment by the Board of Directors from time to time. In March of 2005, the Board of Directors adopted a Deferred Compensation Plan for Directors, pursuant to which Directors will be permitted to defer the receipt of compensation granted under the Directors Stock Plan. Directors serving as committee chairpersons, with the exception of the Audit Committee chairperson, receive an additional $5,000 in cash compensation, while the Audit Committee chairperson receives an additional $10,000 in cash compensation. Audit Committee members receive an additional $2,500 in cash compensation. Such payment is made after the annual organizational meeting of the Board of Directors, which follows the Annual Meeting of Shareholders of Ocwen. During 2004, 9,072 shares of Common Stock were granted to the seven Directors of Ocwen.

The number of shares issued pursuant to the Directors Stock Plan is based on the "fair market value" of the Common Stock on the date of grant. The term "fair market value" is defined in the Directors Stock Plan to mean the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on the relevant date. Shares issued pursuant to the Directors Stock Plan, other than the committee chair fee shares, are subject to forfeiture during the 12 full calendar months following election or appointment to the Board of Directors or a committee thereof, if the Director does not attend an aggregate of at least 75% of all meetings of the Board of Directors and committees thereof of which the Director is a member during such period.

All of the Directors for Ocwen also serve on the Board of Directors of Ocwen Federal Bank FSB. During 2004, the Bank compensated its non-management Directors by delivering to each a total annual value of $10,000 in cash, paid in equal quarterly installments in arrears, in respect of their service on the Bank's Board of Directors. During 2004, an aggregate of $181,250 in cash was paid to eight Directors of Ocwen in respect of their service as members of the Board of Directors of the Bank, including as chairman of the committees of the Bank's Board of Directors.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table sets forth certain information with respect to each person who currently serves as an Executive Officer of Ocwen but does not serve on Ocwen's Board of Directors. Executive Officers of Ocwen are elected annually by the Board of Directors and generally serve at the discretion of the Board. There are no arrangements or understandings between Ocwen and any person pursuant to which such person was elected as an Executive Officer of Ocwen. No Director or Executive Officer is related to any other Director or Executive Officer of Ocwen or any of its subsidiaries by blood, marriage or adoption.

Name                      Age (1)   Position
--------------------------------------------------------------------------------
Robert J. Leist, Jr.        55      Vice President & Chief Accounting Officer
                                    and Acting Chief Financial Officer
William B. Shepro           36      President of Global Servicing Solutions LLC
                                      and Senior Vice President

(1)  As of March 28, 2005.

The background for the last five years of each Executive Officer of Ocwen who is not a Director, as well as certain other information, is set forth below.

Robert J. Leist, Jr. Mr. Leist has served as Vice President and Chief Accounting Officer of Ocwen and the Bank since his employment began with the Company in March 1999. In March 2005, he was also named as Acting Chief Financial Officer. From March 1987 until March 1999, he was employed at J.P. Morgan & Co., Incorporated, most recently as a Vice President. Prior to 1987, he held positions with Brylane, Inc. and Arthur Andersen & Co. Mr. Leist holds a Bachelor of Arts from Boston College, attended New York University for a Master of Business Administration and is a Certified Public Accountant.

William B. Shepro. Mr. Shepro is the President of Global Servicing Solutions LLC, a joint venture between Ocwen Financial Corporation and Merrill Lynch. In addition to Mr. Shepro's role at GSS, he is Senior Vice President of Ocwen's Commercial Finance and Affordable Housing segments. Prior to joining the Commercial Finance segment in August 1998, Mr. Shepro was Counsel in the Ocwen Law Department. Before joining Ocwen in August 1997, Mr. Shepro was an Attorney with Willinger, Shepro, Tower and Bucci, P.C. He holds a Bachelor of Science in Business from Skidmore College and a Juris Doctorate from the Florida State University College of Law.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Common Stock

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the date indicated by:

(i)   each Director and named Executive Officer of Ocwen,
(ii)  all Directors and Executive Officers of Ocwen as a group and
(iii) all persons known by Ocwen to own beneficially 5% or more of the outstanding Common Stock or have a Schedule 13G on file with the Securities and Exchange Commission.

The table is based upon information supplied to Ocwen by Directors, Officers and principal shareholders and filings under the Securities Exchange Act of 1934, as amended.

                                                              Shares Beneficially Owned as of
                                                                      March 15, 2005 (1)
                                                             ---------------------------------
                                                                 Amount            Percent
                                                             ---------------   ---------------
Name of Beneficial Owner:
Perry Corp.
599 Lexington Avenue                                           3,380,900(2)         5.39%
New York, NY  10022

Directors and Named Executive Officers:
William C. Erbey                                              19,584,803(3)        30.74%
Ronald M. Faris                                                  746,774(4)         1.18%
Ronald J. Korn                                                     5,113             *
William H. Lacy                                                   12,579             *
W. Michael Linn                                                  135,457(5)          *
W.C. Martin                                                       20,603(6)          *
Barry N. Wish                                                  8,445,036(7)        13.45%
Robert J. Leist, Jr                                               28,815(8)          *
William B. Shepro                                                168,471(9)          *

All Directors and Executive Officers as a Group (9 persons)   29,147,651           45.16%

* Less than 1%

(1) For purposes of this table, an individual is considered the beneficial owner of shares of Common Stock if he or she directly or indirectly has or shares voting power or investment power, as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

(2) Based on information contained in a Schedule 13G/A filed with the Commission on February 9, 2005, by Perry Corp., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Includes 3,380,900 shares as to which sole voting power is claimed and 3,380,900 shares as to which sole dispositive power is claimed.

(3) Includes 13,257,703 shares held by FF Plaza Partners, a Delaware partnership of which the partners are William C. Erbey, his spouse, E. Elaine Erbey, and Delaware Permanent Corporation, a corporation wholly-owned by William C. Erbey. Mr. and Mrs. William C. Erbey share voting and dispositive power with respect to the shares owned by FF Plaza Partners. Also includes 5,409,704 shares held by Erbey Holding Corporation, a corporation wholly-owned by William C. Erbey, and 4,792 shares that have been granted pursuant to the 1998 Annual Incentive Plan, as amended, but are not yet issued. Also includes options to acquire 912,604 shares, which are exercisable at or within 60 days after March 28, 2005.

(4) Includes 16,260 shares held jointly with spouse and 3,734 shares that have been granted pursuant to the 1998 Annual Incentive Plan, as amended, but are not yet issued. Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings. Also includes options to acquire 632,359 shares, which are exercisable at or within 60 days after March 28, 2005.

(5) Includes 6,000 shares held by William M. Linn, II Et Al Trust, of which Mr. Linn is the custodian for his minor children, and 4,085 shares that have been granted pursuant to the 1998 Annual Incentive Plan, as amended, but are not yet issued. Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings. Also includes options to acquire 48,162 shares, which are exercisable at or within 60 days after March 28, 2005.

(6) Includes 5,110 shares held by Martin & Associates Defined Contribution Pension Plan & Trust.

(7) Includes 7,757,601 shares held by Wishco, Inc., a corporation controlled by Barry N. Wish pursuant to his ownership of 93% of the Common Stock thereof; 351,940 shares held by B.N.W. Partners, a Delaware partnership of which the partners are Mr. Wish and B.N.W., Inc., a corporation wholly-owned by Mr. Wish; and 63,000 shares held by the Barry Wish Family Foundation, Inc., a charitable foundation of which Mr. Wish is a director.

(8) Includes 906 shares that have been granted pursuant to the 1998 Annual Incentive Plan, as amended, but are not yet issued. Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings. Also includes options to acquire 15,926 shares, which are exercisable at or within 60 days after March 28, 2005.

(9) Includes 3,619 shares that have been granted pursuant to the 1998 Annual Incentive Plan, as amended, but are not yet issued. Prior to issuance, a portion of this grant may be forfeited to cover tax withholdings. Also includes options to acquire 129,465 shares, which are exercisable at or within 60 days after March 28, 2005.

Equity Compensation Plan Information

The following table sets forth information as of the end of the most recently completed fiscal year with respect to compensation plans under which our equity securities are authorized for issuance. The information is split between all compensation plans previously approved by security holders and all compensation plans not previously approved by security holders.

                                 Number of securities to be
                                  issued upon exercise of      Weighted average exervise       Number of securities
                                    outstanding options,      price of outstanding options,  remaining available for
Plan Category                       warrants and rights          warrants and rights             future issuance
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans                  4,279,269                        $8.34                    5,660,385
approved by security holders

Equity compensation plans not                      0                            0                            0
approved by security holders
--------------------------------------------------------------------------------------------------------------------
Total                                      4,279,269                        $8.34                    5,660,385

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Ocwen's Executive Officers, Directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish Ocwen with copies of all Section 16(a) forms they file.

To Ocwen's knowledge, based solely upon review of the copies of such reports furnished to Ocwen and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% shareholders were complied with during 2004.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by Ocwen's Chief Executive Officer and the four other most highly paid Directors and Executive Officers of Ocwen for the years indicated.

                                              Annual Compensation                  Long-Term Compensation Awards
                                            ---------------------------   -------------------------------------------------
                                                                                             Securities
                                                                        Restricted Stock     Underlying       All Other
Name and Position                    Year    Salary (1)      Bonus (2)    Awards ($)(3)   Options(#)(4)(5) Compensation (6)
---------------------------------------------------------------------------------------------------------------------------
William C. Erbey                     2004   $    373,846   $    270,000   $    135,000          47,872      $      4,000
Chairman of the Board and            2003   $    360,000   $    337,500   $    168,750          63,679      $      4,000
Chief Executive Officer              2002   $    360,000   $    338,750   $    271,000          84,688      $      4,000


Ronald M. Faris                      2004   $    353,077   $    210,375   $    105,188          37,301      $      4,000
President                            2003   $    321,538   $    354,836   $    177,418          66,950      $      4,000
                                     2002   $    300,000   $    317,813   $    254,250          79,452      $      4,000


W. Michael Linn                      2004   $    336,615   $    230,167   $    115,084          40,810      $          0
Executive Vice President

Mark S. Zeidman (7)                  2004   $    371,727   $    219,657   $    109,829          38,946      $      4,000
Senior Vice President and            2003   $    357,959   $    186,781   $     93,391          35,242      $      4,000
Chief Financial Officer              2002   $    357,731   $    148,955   $    119,163          37,239      $      4,000


William B. Shepro, President         2004   $    211,846   $    203,896   $    101,948          36,152      $      4,000
of Global Servicing Solutions, LLC   2003   $    177,904   $    158,380   $     79,190          29,883      $      4,000
                                     2002   $    155,048   $    140,354   $    112,283          35,089      $      4,000


(1)  Represents amounts paid in 2004.

(2) For 2004, 2003 and 2002, consists of bonuses awarded pursuant to Ocwen's 1998 Annual Incentive Plan, as amended, in the first quarter of the following year for services rendered in the years indicated.

(3) The restricted stock award is a portion of the bonuses awarded in the first quarter of the year following the year in which services are rendered pursuant to Ocwen's 1998 Annual Incentive Plan, as amended.

(4) Based on the closing price of the Common Stock for the last five trading days of 2004.

(5) Except as otherwise noted, consists of options granted pursuant to Ocwen's 1991 Non-Qualified Stock Option Plan, as amended. The 2004, 2003 and 2002 amounts consist of grants made as of the first quarter of the following year for services rendered in the years indicated.

(6) Unless otherwise noted, consists of contributions by Ocwen pursuant to Ocwen's 401(k) Savings Plan.

(7)  Mr. Zeidman resigned from his position effective March 2, 2005.

Option Grants for 2004

The following table provides information relating to option grants made pursuant to Ocwen's stock option plan by Ocwen during 2004 and in 2005 for services rendered in 2004 to the individuals named in the Summary Compensation Table.

                              No. of       Percent of
                            Securities     Securities
                            Underlying     Underlying                                   Potential Realizable Value at
                             Options      Total Options   Exercise    Expiration        Assumed Rates of Stock Price
                             Granted         Granted        Price        Date          Appreciation for Option Term (3)
Name                        (#) (1)(2)       (%) (2)      ($/share)     ( / / )        0% ($)       5% ($)       10% ($)
-------------------------------------------------------------------------------------------------------------------------
William C. Erbey               47,872           12.49%     $ 6.570      1/31/15      $ 157,500    $ 454,356     $ 909,766
Ronald M. Faris                37,301            9.73%     $ 6.570      1/31/15      $ 122,719    $ 354,019     $ 708,859
W. Michael Linn                40,810           10.65%     $ 6.570      1/31/15      $ 134,264    $ 387,325     $ 775,549
Mark S. Zeidman                38,946           10.16%     $ 6.570      1/31/15      $ 128,133    $ 369,639     $ 740,135
William B. Shepro              36,152            9.43%     $ 6.570      1/31/15      $ 118,939    $ 343,116     $ 687,028

(1) All options are to purchase shares of Common Stock and, unless otherwise noted, one-fifth vests and becomes exercisable on the date of grant and on January 31, 2006, 2007, 2008 and 2009.

(2) Grants were made in 2005 for service in 2004. The percentage of securities underlying these options is based on options to purchase a total of 383,169 shares of Common Stock granted to employees of Ocwen and its subsidiaries.

(3) Assumes future prices of shares of Common Stock of $9.86, $16.061 and $25.574 at compounded rates of return of 0%, 5% and 10%, respectively, from the closing price per share on the New York Stock Exchange on December 31, 2004.

         AGGREGATED OPTION EXERCISES IN 2004 AND YEAR-END OPTION VALUES

The following table provides information relating to option exercises during the year 2004 by the individuals named in the Summary Compensation Table and the value of each such individual's unexercised options at December 31, 2004 (1).

                                                               Number of Securities
                                                              Underlying Unexercised          Value of Unexercised
                              No. of                                Options at              In-the-Money Options at
                              Shares                           December 31, 2004 (1)         December 31, 2004 (2)
                             Acquired        Value        ------------------------------ -----------------------------
Name                        on Exercise     Realized        Exercisable    Unexercisable   Exercisable   Unexercisable
-------------------------- ------------- ---------------- --------------- -------------- -------------- --------------
William C. Erbey                   0               0           912,604        138,675      $ 2,127,901      $ 610,851
Ronald M. Faris                    0               0           632,359        125,788      $ 1,775,537      $ 559,883
W. Michael Linn                    0               0            48,162        192,648      $    24,404      $  97,617
Mark S. Zeidman                    0               0           223,191              0      $   822,905              0
William B. Shepro             39,000       $ 214,151           129,465         70,752      $   419,443      $ 292,210

(1) All options are to purchase shares of Common Stock. Options listed as "exercisable" consist of options that became exercisable at or within 60 days of December 31, 2004.

(2) Based on the closing price of a share of Common Stock on the New York Stock Exchange on December 31, 2004.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of Ocwen's employees are made by the Compensation Committee. No member of the Committee is or at any time was an employee of Ocwen or any subsidiary, nor did any member of the Committee have an interest in a transaction which would require disclosure hereunder.

Report of the Compensation Committee

The Compensation Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the compensation program offered to the Executive Officers of Ocwen and the Bank. The Committee shares jurisdiction with the full Board of Directors over the administration of and grants under the 1991 Non-Qualified Stock Option Plan.

General Compensation Policies. The broad general salary and benefit guidelines are determined by the Committee. Ocwen seeks to provide executives with long-term wealth accumulation capability, conditional upon personal performance, individual service longevity and consistent high level financial performance of Ocwen. With respect to Ocwen's Officers other than Mr. William C. Erbey, the Committee considered salary and bonus recommendations prepared by Mr. William C. Erbey or other Executive Officers to determine fiscal 2004 compensation. The salary adjustment recommendations were based on Ocwen's overall performance in the past year and an analysis of compensation levels necessary to maintain and attract quality personnel. It is through this process that Ocwen is able to compete for and retain talented executives who are critical to Ocwen's long-term success and align the interests of those executives with the long-term interests of Ocwen's shareholders.

Annual Incentive Compensation. Ocwen's primary incentive compensation plan for executives is the 1998 Annual Incentive Plan, as amended. Pursuant to the current plan, a participant can earn cash, restricted stock and stock option awards as determined by the Compensation Committee. The awards are based on objective performance criteria established by the Committee pursuant to the Plan which includes growth in our core businesses, reduction in non-core assets, cost savings through Six Sigma initiatives and meeting budget objectives. Each participant has a targeted annual incentive award that is expressed as a percentage of total target compensation and varies with the participant's level of responsibility. At the executive level, 20-60% of each executive's total target compensation is at risk and payable only upon achievement of certain minimum Company and individual performance levels. The incentive awards are structured so that the compensation opportunities for executives are related to the level of business unit performance actually achieved.

Other Compensation. The Compensation Committee's policy with respect to other employee benefit plans is to provide competitive benefits to employees of Ocwen and the Bank, including Executive Officers. A competitive comprehensive benefit program is essential to achieving the goal of attracting and retaining highly qualified employees.

Tax Considerations. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the tax deduction by corporate taxpayers is limited with respect to the compensation of certain Executive Officers to $1 million per covered executive unless such compensation is based upon the attainment of performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Ocwen obtained shareholder approval of the 1998 Annual Incentive Plan and all amendments thereto and the LTIP in order to qualify awards under such plans as performance-based compensation under Section 162(m) of the Code. It is the Compensation Committee's intention to qualify all performance-based compensation for the exclusion from the deductibility limitation of 162(m), except in situations where qualifying compensation for the exclusion would be inconsistent with the overall best interest of Ocwen.

Chief Executive Officer Compensation. In determining the overall compensation package for the Chief Executive Officer, the Committee considered the performance of the Chief Executive Officer and the financial performance achieved by Ocwen during the past fiscal year. For the CEO, incentive compensation for 2004 was based largely on performance against specific goals, including growth of our loan servicing business and growth in our other core businesses, reduction in non-core assets and cost savings, including those attributable to increased utilization of our India operations centers and to our Six Sigma initiatives.

                                               Compensation Committee:
March 7, 2005                                  W.C. Martin, Chairman
                                               Ronald J. Korn, Director
                                               Barry N. Wish, Director

     RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC
                                 ACCOUNTING FIRM
                                 (Proposal Two)

The Audit Committee of the Board of Directors of Ocwen has appointed PricewaterhouseCoopers LLP, independent registered certified public accountants, to be Ocwen's independent registered certified public accounting firm for the year ending December 31, 2005, and has further directed that the selection of the independent registered certified public accounting firm be submitted for ratification by the shareholders at the Annual Meeting.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

The Board of Directors unanimously recommends that shareholders vote FOR the appointment of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for 2005.

Report of the Audit Committee

The Audit Committee of the Board of Directors has:

o Reviewed and discussed with management Ocwen's audited financial statements as of and for the year ended December 31, 2004;
o Discussed with PricewaterhouseCoopers LLP, Ocwen's independent registered certified public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees;" and
o Received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board's Independence Standard No. 1, "Independence Discussions with Audit Committees" and discussed with PricewaterhouseCoopers LLP their independence.

In reliance on the review and discussion referred to above, the Committee recommends to the Board of Directors that the audited financial statements be included in Ocwen's Annual Report on Form 10-K for the year ended December 31, 2004.

PricewaterhouseCoopers LLP Fees

The following table shows the aggregate fees billed to Ocwen for professional services by PricewaterhouseCoopers LLP for fiscal years 2004 and 2003:

                                                     Fiscal 2004     Fiscal 2003
                                                     -----------     -----------
Audit Fees                                           $ 2,038,655     $ 1,035,119
Audit-Related Fees                                     1,078,106         561,079
Tax Fees                                                  64,884          90,409
All Other Fees                                             6,810          17,882
                                                     -----------     -----------

Total                                                $ 3,188,455     $ 1,704,489
                                                     ===========     ===========

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of Ocwen's consolidated financial statements for fiscal years 2004 and 2003, for the reviews of the financial statements included in Ocwen's quarterly reports on Form 10-Q during fiscal 2004 and 2003 and for services that are normally provided by the independent registered certified public accounting firm in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent registered certified public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under "Audit Fees" and generally consist of fees for other attest engagements under professional auditing standards, internal control-related matters, audits of employee benefit plans and due diligence.

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent registered certified public accounting firm for tax compliance, tax planning and tax advice. Of these amounts, $53,509 and $51,889 were related to tax compliance services for 2004 and 2003, respectively.

All Other Fees. This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent registered certified public accounting firm that are not reported above under "Audit Fees," "Audit-Related Fees" or "Tax Fees."

The Audit Committee considered the compatibility of the non-audit-related services provided by and fees paid to PricewaterhouseCoopers LLP in 2004 and the proposed services for 2005 and determined that such services and fees are compatible with the independence of PricewaterhouseCoopers LLP.

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered certified public accounting firm in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

                                                   Audit Committee:
March 7, 2005                                      Ronald J. Korn, Chairman
                                                   William H. Lacy, Director
                                                   W. C. Martin, Director

                              SHAREHOLDER PROPOSALS

At the Annual Meeting, Ocwen may exercise discretionary authority when voting on a shareholder proposal that is not included as an agenda item in this Proxy Statement if the proposal was received by Ocwen after February 15, 2005, and the proposal is properly presented at the Annual Meeting. Ocwen did not receive notice of any shareholder proposal relating to the Annual Meeting.

Any proposal which a shareholder desires to have included in the proxy materials of Ocwen relating to the next Annual Meeting of Shareholders, which is scheduled to be held in April 2006 (the "2006 Annual Meeting"), must be received at the executive offices of Ocwen no later than November 1, 2005. If notice of a shareholder proposal relating to the 2006 Annual Meeting is received on or prior to January 15, 2006, and the proposal is properly presented at the 2006 Annual Meeting, then the Company may exercise discretionary authority when voting on the proposal, unless the shareholder satisfies certain requirements of the SEC, including mailing a separate proxy statement to Ocwen's shareholders. If notice of a shareholder proposal relating to the 2006 Annual Meeting is received by Ocwen after January 15, 2006, and the proposal is properly presented at the 2006 Annual Meeting, then Ocwen may exercise discretionary authority when voting on the proposal.

All shareholder proposals for the 2006 Annual Meeting should be directed to Ocwen Financial Corporation, Attn: Secretary at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409. It is urged that any shareholder proposal be sent certified mail, return-receipt requested.

                                 ANNUAL REPORTS

A copy of Ocwen's Annual Report to Shareholders for the year ended December 31, 2004, was mailed to shareholders entitled to notice of the Annual Meeting commencing on or about March 28, 2005. Such report is not part of the proxy solicitation materials.

Ocwen will furnish without charge to each person whose proxy is solicited and to each person who represents that as of the record date for the meeting he or she was a beneficial owner of shares entitled to vote at the meeting, on written request, a copy of Ocwen's Annual Report on Form 10-K for the year ended December 31, 2004, required to be filed by Ocwen with the SEC under the Exchange Act. Such requests should be directed to Shareholder Relations, Ocwen Financial Corporation, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401, telephone number (561) 682-8400. Such report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the Proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person or persons appointed as proxies.

The cost of the solicitation of proxies will be borne by Ocwen. Ocwen will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, Directors, Officers and employees of Ocwen may solicit proxies personally or by telephone without additional compensation.

                           OCWEN FINANCIAL CORPORATION
        1675 Palm Beach Lakes Boulevard - West Palm Beach, Florida 33401

                                 REVOCABLE PROXY

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OCWEN
    FINANCIAL CORPORATION, FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS
           TO BE HELD ON MAY 17, 2005, AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints Kevin J. Wilcox, William C. Erbey, Ronald M. Faris or any of them, as proxy, with full powers of substitution, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Ocwen Financial Corporation (the "Company") held of record by the undersigned on March 17, 2005, at the Annual Meeting of Shareholders to be held at the offices of the Company located at 1661 Worthington Road, Suite 100, West Palm Beach, Florida 33409 on Tuesday, May 17, 2005, at 9:00 a.m., Eastern Standard Time and at any adjournment thereof.

Shares of Common Stock of the Company will be voted as specified. If not otherwise specified, this proxy will be voted FOR the election of each of the Board of Directors' nominees to the Board of Directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered certified public accounting firm. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

The Undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Ocwen Financial Corporation to be held on May 17, 2005, or any adjournment thereof, a Proxy Statement for the Annual Meeting and the 2004 Annual Report to Shareholders of the Company prior to the signing of this proxy.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
         ENVELOPE ADDRESSED TO: AMERICAN STOCK TRANSFER & TRUST COMPANY,
                      59 MAIDEN LANE, NEW YORK, N.Y. 10038

           (Continued and to be dated and signed on the reverse side)

COMMENTS:

                        ANNUAL MEETING OF SHAREHOLDERS OF
                           OCWEN FINANCIAL CORPORATION

                                  MAY 17, 2005

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

Please detach and mail in the envelope provided.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

-----------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS:                                 2. RATIFICATION OF THE APPOINTMENT BY THE BOARD OF
   NOMINEES:                                                 DIRECTORS OF PRICEWATERHOUSECOOPERS LLP AS THE
                                                             INDEPENDENT AUDITOR OF THE COMPANY FOR THE YEAR
   [ ] FOR ALL NOMINEES        ( ) William C. Erbey          ENDING DECEMBER 31, 2005.
   [ ] WITHHOLD AUTHORITY      ( ) Ronald M. Faris
   FOR ALL NOMINEES            ( ) Ronald J. Korn            [ ] FOR       [ ] AGAINST      [ ] ABSTAIN
   [ ] FOR ALL EXCEPT          ( ) William H. Lacy
   (See instructions below)    ( ) W. Michael Linn        3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
                               ( ) W.C. Martin               VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
                               ( ) Barry N. Wish             BEFORE THE ANNUAL MEETING.

INSTRUCTION: To withhold authority to vote for any        PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING [ ]
individual nominee(s), mark "FOR ALL EXCEPT" and fill
in the circle next to each nominee you wish to            TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE
withhold, as shown here: (X)                              REVERSE SIDE HEREOF.

To change the address on your account, please check he
box at right and indicate your new address in the
address space above. Please note that changes to the
registered name(s) on the account may not be submitted
via this method.                                  [ ]

Signature of Shareholder __________________ Date: _____   Signature of Shareholder __________________ Date: _____

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.